SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2003

AVAYA INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15951	22-3713430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Mount Airy Road Basking Ridge, NJ		07920
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 953-6000

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1  Press Release of Avaya Inc. dated October 21, 2003.

Item 12. Results of Operations and Financial Condition.

In accordance with SEC Release No. 33-8126, the following information is furnished under Item 12, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 21, 2003, Avaya Inc. (the “Company”) issued a press release reporting financial results for the fiscal quarter ended September 30, 2003 and held a public webcast in connection with the issuance of the press release. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

The press release and the webcast presentation include a discussion of the Company’s historical financial results using the non-GAAP financial measures net cash (debt) position and earnings before interest, taxes, depreciation and amortization (“EBITDA”).

A “non-GAAP financial measure” is defined as a numerical measure of a company’s performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). Pursuant to the requirements of Regulation G, the Company has posted a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measure on the Company’s website at www.avaya.com/investors.

Management believes that the presentation of net cash (debt) in the press release and the webcast provides useful information to investors about the Company’s ability to satisfy its debt obligations with currently available funds and believes that EBITDA is an appropriate measure for evaluating the Company’s operating performance and liquidity because it reflects the resources available for strategic opportunities including, among others, to invest in the business, strengthen the balance sheet, repurchase its securities and make strategic acquisitions.  Management also believes that presenting EBITDA as calculated under the financial covenant included in the Company’s existing credit facility provides useful information to investors about the Company’s access to an important source of liquidity.  Finally, because management reported to investors at the beginning of fiscal 2003 that strengthening the Company’s balance sheet and enhancing its liquidity was a key goal for the fiscal year, disclosing net cash (debt) and EBITDA on a comparative basis for each quarter of fiscal 2003 provides useful information that enables investors to assess whether the Company achieved this key goal.

The presentation of this additional information is not meant to be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.

Date: October 21, 2003	By:	/s/ Garry K. McGuire
Name: Garry K. McGuire
Title: Chief Financial Officer and Senior Vice President, Corporate Development

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of Avaya Inc. dated October 21, 2003.